Exhibit 99.1

N E W S R E L E A S E

For Immediate Release	One American Row PO Box 5056 Hartford CT 06102-5056 www.phoenixwm.com

Contacts:
Media Relations Alice S. Ericson, 860-403-5946 alice.ericson@phoenixwm.com	Investor Relations Naomi Baline Kleinman, 860-403-7100 pnx.ir@phoenixwm.com

The Phoenix Companies, Inc. (NYSE:PNX) Files Third Quarter 2014 Form 10-Q

●	Company and its Subsidiary Return to Current SEC Filer Status
●	Third Quarter 2014 Net Loss Attributable to The Phoenix Companies, Inc. of $18.2 million

Hartford, Conn., Nov. 21, 2014 – The Phoenix Companies, Inc. (NYSE:PNX) today announced the filing of its Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 2014 with the U.S. Securities and Exchange Commission (“SEC”).
“Today’s filing concludes a long restatement process and intense effort to catch up with our delayed periodic reports. We are very pleased to return to current SEC filer status,” said James D. Wehr, president and chief executive officer.
 “Phoenix had a net loss for the third quarter, once again driven primarily by expenses related to SEC reporting catch-up and remediation work. Third quarter operating metrics remained strong with year-over-year sales growth, strong investment performance, favorable overall mortality and excellent persistency,” Mr. Wehr said.

PHOENIX AND PHL VARIABLE RETURN TO CURRENT SEC FILER STATUS

The company’s subsidiary, PHL Variable Insurance Company (“PHL Variable”), also filed its Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 2014 with the SEC today and returned to current SEC filer status.
These two Forms 10-Q are the last of the filings that were subject to timetables contained in an amended SEC administrative order announced on Aug. 1, 2014. Phoenix and PHL Variable filed their third quarter 2014 Forms 10-Q before the respective deadlines of Dec. 5, 2014 and Dec. 12, 2014 set forth in the timetables.

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The Phoenix Companies, Inc. … 2

THIRD QUARTER 2014 EARNINGS SUMMARY

Third quarter 2014 net loss attributable to The Phoenix Companies, Inc. was $18.2 million compared with a net loss attributable to The Phoenix Companies, Inc. of $14.3 million for second quarter 2014 and $21.8 million for third quarter 2013. Significant third quarter 2014 drivers include:

●	Total financial reporting expenses of $19.4 million, including $13.1 million relating to SEC reporting catch up and remediation and $6.3 million in 2014 audit fees.
●	Partially offsetting these expenses were favorable mortality in the quarter, strong net investment income from alternative investment performance and a continued low level of impairments.

($ in millions, except per share data)	Third Quarter 2014	Second Quarter 2014	Third Quarter 2013
Net loss	$(18.3)	$(14.3)	$(21.9)
Less: Net income (loss) attributable to noncontrolling interests	(0.1)	--	(0.1)
Net loss attributable to The Phoenix Companies, Inc.	$(18.2)	$(14.3)	$(21.8)

EARNINGS PER SHARE SUMMARY:
Net loss attributable to The Phoenix Companies, Inc.
Basic	$(3.17)	$(2.49)	$(3.80)
Diluted	$(3.17)	$(2.49)	$(3.80)
Net loss
Basic	$(3.18)	$(2.49)	$(3.81)
Diluted	$(3.18)	$(2.49)	$(3.81)

Weighted average shares outstanding (in thousands)
Basic	5,750	5,749	5,742
Diluted	5,750	5,749	5,742

 THIRD QUARTER 2014 OPERATING METRICS

($ in millions, unless noted otherwise)	As of or for the Qtr Ended Sept. 30, 2014	As of or for the Qtr Ended June 30, 2014	As of or for the Qtr Ended Sept. 30, 2013
Annuity deposits	$221.7	$201.0	$166.5
Net annuity flows (deposits less surrenders)	$64.6	$30.6	$13.7
Annuity funds under management ($ in billions)	$5.6	$5.6	$5.4
Life insurance annualized premium	$1.1	$0.7	$0.6
Gross life insurance in force ($ in billions)	$99.2	$100.7	$106.5
Total individual life surrenders (annualized)	3.8%	3.9%	3.9%
Total closed block life surrenders (annualized)	3.7%	3.6%	3.5%
Total annuity surrenders (annualized)	11.2%	12.2%	11.6%
Holding company cash and non-affiliated securities	$152.0	$154.4	$200.9
Saybrus Partners EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)	$2.4	$2.0	$0.7
Saybrus Partners revenue	$10.3	$9.6	$6.3

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The Phoenix Companies, Inc. … 3

Third quarter and year-to-date 2014 mortality were favorable compared with expectations, with favorable results in both the open and closed blocks.

REALIZED AND UNREALIZED INVESTMENT GAINS AND LOSSES

Realized Investment Gains and Losses

($ in millions)	Third Quarter 2014	Second Quarter 2014	Third Quarter 2013
Net realized investment gains (losses)	$(2.1)	$4.1	$8.0
Net other-than-temporary impairment losses	$(3.9)	$(1.0)	$(2.1)
Derivative gains (losses)	$(2.8)	$(2.6)	$(6.3)

Net other-than-temporary impairment losses for the third quarter of 2014 remained below long-term averages.

Unrealized Investment Gains

Net unrealized gains on available-for-sale debt securities increased by $253.6 million to $644.2  million at Sept. 30, 2014 from $390.6 million at December 31, 2013, due primarily to lower interest rates.

BALANCE SHEET

The quality of the investment portfolio remained strong for the third quarter of 2014 with the proportion of below investment grade bonds as a percentage of total available-for-sale debt securities at 7.4% at Sept. 30, 2014, compared with 7.3% at Dec. 31, 2013.

Phoenix has no debt maturities until 2032.

Balance Sheet ($ in millions)	Sept. 30, 2014	Dec. 31, 2013	Change
Total Assets	$21,680.8	$21,624.6	$56.2
Total Liabilities	$21,159.9	$21,040.9	$119.0
Indebtedness	$378.9	$378.8	$0.1
Total Stockholders’ Equity	$520.9	$583.7	$(62.8)

DIVIDEND PAID BY PRINCIPAL OPERATING SUBSIDIARY

On Nov. 20, 2014, Phoenix Life Insurance Company paid a $14.8 million dividend to Phoenix.

CONFERENCE CALL

Phoenix will host a conference call on Friday, Dec. 5, 2014 at 11 a.m. EST to present information on the company’s third quarter 2014 financial results and other matters. Presentation materials and a live broadcast will be available on the company’s website, www.phoenixwm.com, under “Investor Relations.” The live broadcast also can be accessed by telephone at 517-308-9305 (Passcode: PHOENIX). A replay will be available through Dec. 19, 2014 by telephone at 402-220-4720  (Passcode: 5505) and on the company’s website.

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The Phoenix Companies, Inc. … 4

ABOUT PHOENIX

The Phoenix Companies, Inc. (NYSE:PNX) helps financial professionals provide solutions, including income strategies and insurance protection, to families and individuals planning for or living in retirement. Founded as a life insurance company in 1851, Phoenix offers products and services designed to meet financial needs in the middle income and mass affluent markets. Its distribution subsidiary, Saybrus Partners, Inc., offers solutions-based sales support to financial professionals and represents Phoenix’s products among key distributors, including independent marketing organizations and brokerage general agencies. Phoenix is headquartered in Hartford, Connecticut, and its principal operating subsidiary, Phoenix Life Insurance Company, has its statutory home office in East Greenbush, New York. PHL Variable Insurance Company has its statutory home office in Hartford, Connecticut, and files annual and other periodic reports under the Securities Exchange Act of 1934. For more information, visit www.phoenixwm.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the restatement and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE.   Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Our ability to resume a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this news release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this news release, such statements or disclosures will be deemed to modify or supersede such statements in this news release.

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The Phoenix Companies, Inc. … 5

THE PHOENIX COMPANIES, INC.
Consolidated Unaudited Balance Sheets
($ in millions, except share data)
September 30, 2014 and December 31, 2013

	September 30, 2014	December 31, 2013
ASSETS:
Available-for-sale debt securities, at fair value (amortized cost of $12,062.4 and $11,418.0)	$12,706.6	$11,808.6
Available-for-sale equity securities, at fair value (cost of $42.4 and $40.4)	75.4	61.8
Short-term investments	90.4	361.6
Limited partnerships and other investments	559.9	561.9
Policy loans, at unpaid principal balances	2,324.1	2,350.3
Derivative instruments	149.9	243.1
Fair value investments	206.5	210.8
Total investments	16,112.8	15,598.1
Cash and cash equivalents	443.2	496.4
Accrued investment income	214.2	170.4
Reinsurance recoverable	575.6	603.3
Deferred policy acquisition costs	874.6	940.6
Deferred income taxes, net	31.8	70.0
Other assets	300.7	299.9
Discontinued operations assets	38.8	43.6
Separate account assets	3,089.1	3,402.3
Total assets	$21,680.8	$21,624.6

LIABILITIES:
Policy liabilities and accruals	$12,384.2	$12,437.6
Policyholder deposit funds	3,819.5	3,429.7
Dividend obligations	876.1	705.9
Indebtedness	378.9	378.8
Pension and postretirement liabilities	295.5	315.9
Other liabilities	282.6	333.0
Discontinued operations liabilities	34.0	37.7
Separate account liabilities	3,089.1	3,402.3
Total liabilities	21,159.9	21,040.9

CONTINGENCIES AND COMMITMENTS (Notes 20 & 21)

STOCKHOLDERS’ EQUITY:
Common stock, $.01 par value: 5.7 million and 5.7 million shares outstanding	0.1	0.1
Additional paid-in capital	2,632.7	2,633.1
Accumulated other comprehensive income (loss)	(182.9)	(185.2)
Accumulated deficit	(1,757.9)	(1,692.1)
Treasury stock, at cost: 0.7 million and 0.7 million shares	(182.9)	(182.9)
Total The Phoenix Companies, Inc. stockholders’ equity	509.1	573.0
Noncontrolling interests	11.8	10.7
Total stockholders’ equity	520.9	583.7
Total liabilities and stockholders’ equity	$21,680.8	$21,624.6

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The Phoenix Companies, Inc. … 6

THE PHOENIX COMPANIES, INC.
Consolidated Interim Unaudited Statements of Income and Comprehensive Income
($ in millions, except per share data)
Three and Nine Months Ended September 30, 2014 and 2013

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
REVENUES:
Premiums	$78.1	$84.5	$240.9	$254.6
Fee income	135.2	140.4	404.2	409.3
Net investment income	204.9	199.3	613.7	584.4
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(3.7)	(1.7)	(4.7)	(2.6)
Portion of OTTI gains (losses) recognized in other comprehensive income (“OCI”)	(0.2)	(0.4)	(0.4)	(4.6)
Net OTTI losses recognized in earnings	(3.9)	(2.1)	(5.1)	(7.2)
Net realized investment gains (losses), excluding OTTI losses	1.8	10.1	(18.6)	6.5
Net realized investment gains (losses)	(2.1)	8.0	(23.7)	(0.7)
Total revenues	416.1	432.2	1,235.1	1,247.6

BENEFITS AND EXPENSES:
Policy benefits	265.4	261.1	799.9	852.7
Policyholder dividends	56.7	66.2	172.9	121.9
Policy acquisition cost amortization	24.9	33.1	64.7	110.6
Interest expense on indebtedness	7.0	7.1	21.2	21.9
Other operating expenses	78.8	77.7	262.2	250.3
Total benefits and expenses	432.8	445.2	1,320.9	1,357.4
Income (loss) from continuing operations before income taxes	(16.7)	(13.0)	(85.8)	(109.8)
Income tax expense (benefit)	1.3	9.2	(22.7)	12.1
Income (loss) from continuing operations	(18.0)	(22.2)	(63.1)	(121.9)
Income (loss) from discontinued operations, net of income taxes	(0.3)	0.3	(1.8)	(1.7)
Net income (loss)	(18.3)	(21.9)	(64.9)	(123.6)
Less: Net income (loss) attributable to noncontrolling interests	(0.1)	(0.1)	0.9	(0.3)
Net income (loss) attributable to The Phoenix Companies, Inc.	$(18.2)	$(21.8)	$(65.8)	$(123.3)

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The Phoenix Companies, Inc. … 7

THE PHOENIX COMPANIES, INC.
Consolidated Interim Unaudited Statements of Income and Comprehensive Income
($ in millions, except per share data)
Nine Months Ended September 30, 2014 and 2013

(Continued from previous page)	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
COMPREHENSIVE INCOME (LOSS):
Net income (loss) attributable to The Phoenix Companies, Inc.	$(18.2)	$(21.8)	$(65.8)	$(123.3)
Net income (loss) attributable to noncontrolling interests	(0.1)	(0.1)	0.9	(0.3)
Net income (loss)	(18.3)	(21.9)	(64.9)	(123.6)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	(13.7)	12.6	56.0	(35.3)
Net pension liability adjustment	1.7	2.6	5.1	9.0
Other comprehensive income (loss) before income taxes	(12.0)	15.2	61.1	(26.3)
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	(6.3)	(0.2)	58.8	(16.7)
Net pension liability adjustment	—	—	—	—
Total income tax expense (benefit)	(6.3)	(0.2)	58.8	(16.7)
Other comprehensive income (loss), net of income taxes	(5.7)	15.4	2.3	(9.6)
Comprehensive income (loss)	(24.0)	(6.5)	(62.6)	(133.2)
Less: Comprehensive income (loss) attributable to noncontrolling interests	(0.1)	(0.1)	0.9	(0.3)
Comprehensive income (loss) attributable to The Phoenix Companies, Inc.	$(23.9)	$(6.4)	$(63.5)	$(132.9)

EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations – basic	$(3.13)	$(3.87)	$(10.98)	$(21.23)
Income (loss) from continuing operations – diluted	$(3.13)	$(3.87)	$(10.98)	$(21.23)
Income (loss) from discontinued operations – basic	$(0.05)	$0.05	$(0.31)	$(0.30)
Income (loss) from discontinued operations – diluted	$(0.05)	$0.05	$(0.31)	$(0.30)
Net income (loss) attributable to The Phoenix Companies, Inc. – basic	$(3.17)	$(3.80)	$(11.45)	$(21.47)
Net income (loss) attributable to The Phoenix Companies, Inc. – diluted	$(3.17)	$(3.80)	$(11.45)	$(21.47)
Basic weighted-average common shares outstanding (in thousands)	5,750	5,742	5,747	5,742
Diluted weighted-average common shares outstanding (in thousands)	5,750	5,742	5,747	5,742

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